EXHIBIT 99.2

                   NIPSCO Industries, Inc. and Subsidiaries


                                     INDEX
                                     -----
                                                                      PAGE
                                                                      ----
Condensed Financial Information of NIPSCO Industries, Inc. and
  Subsidiaries.

- Schedule I - Condensed Balance Sheet.                                 1

- Schedule I - Condensed Statement of Income.                           2

- Schedule I - Condensed Statement of Cash Flows.                       3

- Notes to Condensed Financial Statements.                              4

EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                                 BALANCE SHEET

                                                                     DECEMBER 31,
                                                              -------------------------
                                                                 1996           1995
                                                              -----------    ----------
                                                                (DOLLARS IN THOUSANDS)
ASSETS
------
Property:
  Property in service.......................................  $     2,620    $    2,681
  Construction work in progress.............................           76            12
  Less: accumulated depreciation............................          541           466
                                                              -----------    ----------
      Total property........................................        2,155         2,227
                                                              -----------    ----------
Investments (principally investments in wholly-owned
 subsidiaries)..............................................    1,097,173     1,097,621
                                                              -----------    ----------
Current Assets:
  Cash and cash equivalents.................................          455         4,707
  Amounts receivable from subsidiaries......................       75,508        70,721
  Prepayments...............................................        3,647         4,818
                                                              -----------    ----------
      Total current assets..................................       79,610        80,246
                                                              -----------    ----------
Other (principally notes receivable from associated companies).   303,373       220,682
                                                              -----------    ----------
                                                              $ 1,482,311    $1,400,776
                                                              ===========    ==========
CAPITALIZATION AND LIABILITIES
------------------------------
Capitalization:
  Common shares.............................................  $   870,930    $  870,930
  Cumulative preferred shares with mandatory redemption
   provisions ..............................................           --        35,000
  Additional paid-in capital................................       32,868        32,210
  Retained earnings.........................................      591,370       518,837
  Less: Treasury shares.....................................      392,995       293,223
    Unearned compensation...................................        1,532         4,609
    Currency translation adjustment.........................          140         1,930
                                                              -----------    ----------
      Total capitalization..................................    1,100,501     1,157,215
                                                              -----------    ----------
Current Liabilities:
  Dividends declared on common and preferred stock..........       27,053        26,829
  Amounts payable to subsidiaries...........................       30,340        31,431
  Other.....................................................        5,085         1,176
                                                              -----------    ----------
      Total current liabilities.............................       62,478        59,436
                                                              -----------    ----------
Other (principally notes payable to associated companies)...      319,332       184,125
                                                              -----------    ----------
Commitments and Contingencies (Note 3):
                                                               $1,482,311    $1,400,776
                                                               ==========    ==========

 The accompanying notes to condensed financial statements are an integral part of this statement.

EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                              STATEMENT OF INCOME

                                                         YEAR ENDED DECEMBER 31,
                                                   -----------------------------------
                                                     1996          1995        1994
                                                   ---------    ----------  ----------
                                                         (DOLLARS IN THOUSANDS)
Equity in net earnings of subsidiaries......       $ 185,106    $  180,827  $  167,780
                                                   ----------   ----------  ----------
Other income (deductions):
  Administrative and general expense........         (10,167)       (9,854)     (5,560)
  Interest income...........................          21,443        15,575      11,289
  Interest expense..........................         (20,604)      (12,274)     (8,741)
  Other, net................................           1,543          (663)     (1,727)
                                                  ----------    ----------  ----------
                                                      (7,785)       (7,216)     (4,739)
                                                  ----------    ----------  ----------
Net income before income taxes..............         177,321       173,611     163,041
Income taxes................................             587        (1,854)       (946)
                                                  ----------    ----------  ----------
Net income..................................         176,734       175,465     163,987
Dividend requirements on preferred shares...             119         3,063       3,063
                                                  ----------    ----------  ----------
Balance available for common shareholders...      $  176,615    $  172,402  $  160,924
                                                  ==========    ==========  ==========
Average common shares outstanding...........      61,190,750    63,281,177  64,820,039

Earnings per average common share...........      $     2.88    $     2.72  $     2.48
                                                  ==========    ==========  ==========


           The accompanying notes to condensed financial statements are an integral part of this statement.

EXHIBIT 99.2
                   NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                  SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                            STATEMENT OF CASH FLOWS

                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1996      1995      1994
                                                  --------  --------  --------
                                                    (DOLLARS IN THOUSANDS)
Net cash provided by operating activities........ $183,867  $184,300  $157,613
                                                  --------  --------  --------
Cash flows provided by (used in) investing
  activities:

  Capital expenditures..........................       (22)     (100)     (954)
  Sale of property..............................        83       935        --
                                                  --------  --------  --------
    Net cash provided by (used in) investing
     activities.................................        61       835      (954)
                                                  --------  --------  --------
Cash flows provided by (used in) financing
 activities:
  Issuance of common shares......................    5,716     7,389     2,060
  Increase in notes payable to subsidiaries......  133,298    41,211    21,262
  Increase in notes receivable from subsidiaries.  (82,740)  (58,479)  (26,254)
  Redemption of cumulative preferred shares with
   mandatory redemption provisions...............  (35,000)       --        --
  Cash dividends paid on common shares........... (103,190)  (99,043)  (93,578)
  Cash dividends paid on preferred shares........     (766)   (3,063)   (3,063)
  Acquisition of treasury shares................. (105,498)  (69,183)  (58,717)
                                                  --------  --------  --------
    Net cash used in financing activities........ (188,180) (181,168) (158,290)
                                                  --------  --------  --------
Net increase (decrease) in cash and cash
 equivalents.....................................   (4,252)    3,967    (1,631)
Cash and cash equivalents at beginning of year...    4,707       740     2,371
                                                  --------  --------  --------
Cash and cash equivalents at end of year......... $    455  $  4,707  $    740
                                                  ========  ========  ========


 The accompanying notes to condensed financial statements are an integral part of this statement.

EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

1. DIVIDENDS FROM SUBSIDIARIES

  Cash dividends paid to NIPSCO Industries, Inc. (Industries) by its consolidated subsidiaries were (in thousands of dollars): $184,750, $183,475 and $174,245 in 1996, 1995, and 1994, respectively.

2. SUPPORT AGREEMENT

  The obligations of NIPSCO Capital Markets, Inc. (Capital Markets) are subject to a Support Agreement between Industries and Capital Markets, under which Industries has committed to make payments of interest and principal on Capital Markets' securities in the event of a failure to pay by Capital Markets. Restrictions in the Support Agreement prohibit recourse on the part of Capital Markets' investors against the stock and assets of Northern Indiana Public Service Company (Northern Indiana) which are owned by Industries. Under the terms of the Support Agreement, in addition to the cash flow of cash dividends paid to Industries by any of its consolidated subsidiaries, the assets of Industries, other than the stock and assets of Northern Indiana, are available as recourse to holders of Capital Markets' securities. The carrying value of those assets other than Northern Indiana, reflected in the consolidated financial statements of Industries, was approximately $518.9 million at December 31, 1996.

3. CONTINGENCIES

  Industries and its subsidiaries are parties to various pending proceedings, including suits and claims against them for personal injury, death, and property damage. The nature of such proceedings and suits, and the amounts involved, do not depart from the routine litigation and proceedings incident to the kind of businesses conducted by Industries and its subsidiaries.